Exhibit 32.2

CERTIFICATION

I, Jason J. Winkler, Executive Vice President and Chief Financial Officer, Motorola Solutions, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (“Section 906”), that, to my knowledge:

(1)the quarterly report on Form 10-Q for the period ended September 27, 2025 (the “Quarterly Report”), which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of Motorola Solutions, Inc.

This certificate is being furnished solely for purposes of Section 906.

Dated: October 30, 2025

/s/ JASON J. WINKLER
Jason J. Winkler
Executive Vice President and Chief Financial Officer
Motorola Solutions, Inc.